UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   January 7, 2009 (January 7, 2009)

HERSHA HOSPITALITY TRUST
(Exact name of registrant as specified in its charter)

Maryland	001-14765	251811499
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44 Hersha Drive
Harrisburg, Pennsylvania 17102
(Address and zip code of
principal executive offices)

Registrant’s telephone number, including area code: (717) 236-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

This Form 8-K updates the Annual Report on Form 10-K for the year ended December 31, 2007, which was filed on March 13, 2008 (the “2007 10-K”), of Hersha Hospitality Trust (the “Company”).

On October 30, 2008, the Company sold the Holiday Inn Conference Center located in New Cumberland, Pennsylvania (“Holiday Inn”).  Prior to the sale of the Holiday Inn, the Company reported the operating revenues and expenses of the hotel in hotel revenues and hotel operating expenses.  Beginning with the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2008, the Company classified the Holiday Inn as “Hotel Assets Held for Sale” and reported revenues, expenses and gains on the disposition of the Holiday Inn as income from discontinued operations in compliance with Statement of Financial Accounting Standards 144, “Accounting for the Impairment or Disposal of Long-Lived Assets (“SFAS 144”).

SFAS 144 also requires the Company to retroactively adjust previously issued annual financial statements to reflect the reclassification of the financial results of the Holiday Inn as income from discontinued operations, if those financial statements are incorporated by reference in subsequent filings with the Securities and Exchange Commission under the Securities Act of 1933 even though those financial statements relate to periods prior to the dates of the sales.

Accordingly, this Form 8-K updates certain information in Items 6, 7, and 8 of the 2007 10-K to reflect the impact of the reclassification of the financial results of the Holiday Inn as income from discontinued operations pursuant to the requirements of SFAS 144, for the three years ended December 31, 2007, 2006 and 2005.

These updates have no effect on the Company’s previously reported net income, net income applicable to common shareholders, funds from operations ("FFO") or FFO applicable to common shares and partnership units.  All other items of the 2007 10-K remain unchanged, and no attempt has been made to update matters in the 2007 10-K, except to the extent expressly provided herein.  Refer to the Company’s quarterly reports on Form 10-Q for periods subsequent to December 31, 2007.

The following items (which are attached as exhibits hereto and were presented in the 2007 10-K) have been revised to reflect the above transaction, as appropriate:

•	Form 10-K, Item 6. Selected Financial Data;
•	Form 10-K, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”);
•	Form 10-K, Item 8. Financial Statements and Supplementary Data

Investors are cautioned that the MD&A presented herein has been revised to reflect only the transaction noted above.  The MD&A presented herein has no other changes to the MD&A previously presented in the 2007 10-K. Therefore, it does not purport to update the MD&A included in the 2007 10-K for any information, uncertainties, transactions, risks, events or trends occurring, or known to management, other than information pertaining directly to the transaction discussed above.  Investors should read the information contained in this Current Report on Form 8-K together with the other information contained in the 2007 10-K, the Company’s Form 10-Q for the quarters ended March 31, 2008, June 30, 2008, and September 30, 2008, filed with the SEC on May 9, 2008, August 7, 2008, and November 6, 2008, respectively, and other information filed with, or furnished to, the SEC after March 13, 2008.

Item 9.01. Financial Statements and Exhibits

c. Exhibits

Exhibit No.

23.1	Consent of KPMG LLP
99.1	Form 10-K, Item 6. Selected Financial Data
99.2	Form 10-K, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
99.3	Form 10-K, Item 8. Financial Statements and Supplementary Data

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HERSHA HOSPITALITY TRUST

Date: January 7, 2009	By:	/s/Michael R. Gillespie
Michael R. Gillespie
Chief Accounting Officer